UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017

FLITWAYS TECHNOLOGY INC.

(Exact name of registrant as specified in charter)

Nevada	000-55316	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Corporate Pointe, Suite 300 Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

(855) 710-0915

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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Item 4.01	Changes in Registrant's Certifying Accountant.

(a)	On February 16, 2017, FlitWays Technology Inc. (formerly known “Cataca Resources Inc.” or the "Company") dismissed its independent registered public accounting firm, Squar Milner LLP (the “Former Accountant”). The Company's decision to dismiss the Former Accountant was approved by its Board of Directors on March 1, 2017.

The reports of the Former Accountant on Flitways Technology Inc.’s (“Flitways”) financial statements for the years ended December 31, 2015 and 2014 (which became part of the Company’s Form 8-K upon Flitways’ reverse merger into the Company on October 17, 2016)contained no adverse opinion or disclaimer of opinion and were modified as to uncertainty regarding Flitways’ ability to continue as a going concern.

The Former Accountant identified several control deficiencies which were deemed to be material weaknesses in the Company’s internal control by the Former Accountant. The material weaknesses identified were the following:

•	Inadequate design of internal control over the preparation of the financial statements being audited.
•	Inadequate design of internal control over a significant account or process.
•	Inadequate documentation of the components of internal control.
•	Insufficient control consciousness within the Company.
•	Failure to identify material misstatement and assessing the risk of material misstatement.
•	Ineffective response to identified significant risks.
•	Absence of segregation of duties within a significant account or process.
•	Absence of controls over the safeguarding of assets.
•	Inadequate design of information technology (IT) general and application controls that prevent the information system from providing complete and accurate information consistent with financial reporting objectives and current needs.
•	Lack of the qualifications and training to fulfill accounting functions.
•	Inadequate design of monitoring controls used to assess the design and operating effectiveness of the Company’s internal control over time.
•	Absence of a risk assessment process within the Company.

Since October 27, 2016 (the date of appointment of the Former Accountant) through to February 16, 2017, the date of dismissal, there have been no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused the Former Accountant to make reference thereto in its report on the Company’s financial statements.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

(b)	Effective March 3, 2017, the Company engaged Rose, Snyder & Jacobs LLP (“Rose, Snyder & Jacobs”) to serve as the Company’s new independent registered public accounting firm. The engagement of Rose, Snyder & Jacobs as the Company’s new independent registered public accounting firm was approved by the Company’s Board of Directors. Neither the Company, nor anyone on its behalf, consulted Rose, Snyder & Jacobs during the Company’s two most recent fiscal years and any subsequent interim period prior to the Company’s engagement of Rose, Snyder & Jacobs regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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Item 9.01	Financial Statements and Exhibits.

Exhibit

Number Description

16.1 Letter from Squar Milner LLP dated March 8, 2017 regarding change in certifying accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLITWAYS TECHNOLOGY INC.

Date: March 8, 2017	By:	/s/ Tobi Mac Aro
Tobi Mac Aro, President

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